Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of ECO BUILDING PRODUCTS, INC. (the "Company") on Form 10-Q /A for the period ending September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, STEVE CONBOY, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steve Conboy
Steve Conboy
President
(Principal Executive Officer and Principal Financial Officer)
November 24 , 2014